CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350
                 AS ADOPTED PURSUANT TO
      SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Animal Cloning Sciences, Inc. (the "Company") on Form 10-Q for the 3 month period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dempsey Mork, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; And

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.
.. . .




/s/Dempsey Mork
- - - -----------------------------
Dempsey Mork
Chief Executive Officer
December 31, 2005


        CERTIFICATION PURSUANT TO
         18 U.S.C. SECTION 1350
          AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the QuarterlyReport of Animal Cloning Sciences, Inc. (the "Company") on Form 10-Q for the 3 month period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dempsey Mork, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/
---------------------------------
Norbert LeBoeuf
Chief Financial Officer
December 31, 2005